UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2021

Itiquira Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39986	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

430 Park Avenue, Suite 202 New York, NY		10022
(Address of principal executive offices)		(Zip Code)

(646) 350-0341

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	ITQRU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	ITQ	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	ITQRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Itiquira Acquisition Corp. (the “Company”) historically classified a portion of its Class A ordinary shares as permanent equity. On November 12, 2021, the management and the Audit Committee of the Company, after consultation with Marcum LLP, concluded that, in light of certain reclassification errors related to temporary equity and permanent equity made in the historical financial statements, it is appropriate to amend and restate the Company’s audited balance sheet as of February 8, 2021 filed in the Company’s Form 8-K filed on February 12, 2021, the Company’s previously issued unaudited condensed financial statements as of March 31, 2021 and for the three months ended March 31, 2021 and the Company’s previously issued unaudited condensed financial statements as of June 30, 2021 and for the three and six months ended June 30, 2021 that were included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 and the Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, respectively (collectively, the “Non-Reliance Financial Statements”).

Considering such restatements, the Non-Reliance Financial Statements should no longer be relied upon. The Company will include a restatement footnote in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 to reflect the corrections for the reclassification errors related to temporary equity and permanent equity with respect to the Non-Reliance Financial Statements. These restatements will have no impact on the Company’s current or previously reported cash position, operating expenses or total operating, investing or financing cash flows.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Marcum LLP, the Company’s independent registered public accounting firm.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the Company’s cash position and cash held in its trust account. These statements are based on current expectations on the date of this Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2021

ITIQUIRA ACQUISITION CORP.

By:	/s/ Paulo Carvalho de Gouvea
Name:	Paulo Carvalho de Gouvea
Title:	Chief Executive Officer and Chairman